UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET



The  following  unaudited pro forma combined statement of  operations for the year ended December 29, 1996 and the unaudited pro forma combined balance sheet as of December 29, 1996 give effect to the business combination of International Nursing Services, Inc. and TherAmerica, Inc. effective January 1, 1996, including the related pro forma adjustments described in the notes thereto. The
transaction   between  International  Nursing  Services,   Inc.   and
TherAmerica, Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statement of operations have been prepared as if the proposed transaction occurred on January 1, 1996. The unaudited pro forma balance sheet has been prepared as of the proposed transaction occurred December 29, 1996. These pro forma statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statement of operations for the year ended December 29, 1996 includes the results of operations of International Nursing Services, Inc. and TherAmerica, Inc..

The  unaudited  pro  forma combined statement of operations  and  the unaudited pro forma combined balance sheet should be read in conjunction with the separate historical financial statements and notes thereto of International Nursing Services, Inc. and TherAmerica, Inc.

                                  International
                                      Nursing     TherAmerica
                                   Services, Inc.     Inc.          Total
             Assets
Cash                                  $      -    $   817,000   $  817,000
Accounts receivable                    4,458,000      987,000    5,445,000
Prepaid expenses and other                19,000       30,000       49,000
   Total current assets                4,477,000    1,834,000    6,311,000

Property and equipment                   355,000      137,000      492,000

Intangibles                            4,080,000    2,919,000    6,999,000

Other long-term assets                       -         12,000       12,000

Total                                 $8,912,000   $4,902,000  $13,814,000

Liabilities and Stockholders' Equity

Checks written in excess of bank      $   65,000   $       -    $    65,000
 balance
Current portion of LTD                   145,000           -        145,000
Current portion of capital lease
 obligations                              50,000           -         50,000
Advances under financing
 agreement                             3,318,000           -      3,318,000
Advances from parent                         -       2,110,000    2,110,000
Accounts payable                         617,000        48,000      665,000
Accrued liabilities                    1,620,000        87,000    1,707,000
   Total current liabilities           5,815,000     2,245,000    8,060,000

Long-term debt
 Notes payable                               -             -           -
 Current portion of capital lease         50,000           -         50,000
 Deferred income taxes                       -          13,000       13,000

Stockholders' equity
 Preferred stock                       1,234,000           -      1,234,000
 Common stock                              6,000         6,000       12,000
 Dividends payable                        66,000           -         66,000
 Additional paid-in capital            8,965,000     2,490,000   11,455,000
 Accumulated (deficit) earnings       (7,224,000)      148,000   (7,076,000)
   Total stockholders' equity          3,047,000     2,644,000    5,691,000

Total                                 $8,912,000    $4,902,000  $13,814,000

Table continued below

                                         Pro Forma Adjustments
                                         Debit          Credit      Combined
           Assets
Cash                                   $     -    (3) $  817,000  $       -
Accounts receivable                 (1)   44,000  (3)    987,000    4,502,000
Prepaid expenses and other                   -    (3)     30,000       19,000
     Total current assets           (1)   44,000       1,834,000    4,521,000

Property and equipment                   104,000  (3)    137,000      459,000

Intangibles                         (1)    50,000 (3)  2,919,000    6,095,000
                                    (1) 1,965,000
Other long-term assets              (1)    12,000 (3)     12,000       12,000

Total                                  2,175,000       4,902,000   11,087,000


Liabilities and Stockholders' Equity

Checks written in excess of bank
 balance                               $      -     $        -   $    65,000
Current portion of LTD                        -              -       145,000
Current portion of capital lease
 obligations                                  -              -        50,000
Advances under financing arrangement          -              -     3,318,000
Advances from parent                 (3) 2,110,000           -           -
Accounts payable                     (3)    48,000  (1)   61,000     678,000
Accrued liabilities                  (3)    87,000  (1)  114,000   1,734,000
        Total current liabilities        2,245,000       175,000   5,990,000

Long-term debt
   Notes payable                              -     (1)  428,000     428,000
   Current portion of capital lease           -              -        50,000
   Deferred income taxes             (3)    13,000           -           -

Stockholders' equity
   Preferred stock                            -     (1) 1,572,000   2,806,000
   Common stock                      (3)     6,000          -         6,000
   Dividends payable                          -             -        66,000
   Additional paid-in capital        (3) 2,490,000          -     8,965,000
   Accumulated (deficit) earnings    (3)   148,000          -    (7,224,000)
         Total stockholders' equity      2,644,000    1,572,000   4,619,000

Total                                   $4,902,000   $2,175,000 $11,087,000


                                         Nursing    TherAmerica
                                      Services, Inc.    Inc.       Total

Revenues                               $14,259,000   $8,378,000 $22,637,000

Direct cost of services                 10,831,000    6,380,000  17,211,000

Gross margin                             3,428,000    1,998,000   5,426,000

Operating expenses                       4,083,000    1,805,000   9,888,000

Management fees from parent                   -          63,000      63,000
Overhead allocation from parent               -         151,000     151,000

Loss from operations                      (655,000)     (21,000)   (676,000)

Interest expense                           552,000      117,000     669,000

Interest income                               -         (90,000)    (90,000)

Net loss before income taxes            (1,207,000)     (48,000) (1,255,000)

Income taxes                                  -          15,000      15,000

Net loss                                (1,207,000)     (63,000) (1,270,000)

Preferred stock dividends                  349,000          -       349,000

Net loss applicable to common
 stockholders                          $  (858,000)   $ (63,000)  $(921,000)

Pro forma loss per common share        $      (.19)

Weighted average number of shares        4,517,111

Table continued below.

                                            Pro Forma Adjustments
                                            Debit         Credit     Combined
Revenues                                                           $22,637,000

Direct cost of services                                             17,211,000

Gross margin                                                         5,426,000

Operating expenses                  (2) $  134,000  (5) $ 79,000     5,843,000
                                                    (5) 100,000
Management fees from parent                         (5)  63,000
Overhead allocation from parent              -      (5) 151,000           -

Loss from operations                     (134,000)     (393,000)     (417,000)

Interest expense                    (4)    54,000   (7) 117,000       606,000

Interest income                     (8)    90,000           -             -

Net loss before income taxes             (278,000)     (510,000)   (1,023,000)

Income taxes                                 -      (6)  15,000          -

Net loss                                 (278,000)     (525,000)   (1,023,000)

Preferred stock dividends                    -              -          349,000

Net loss applicable to common
 stockholders                           $(278,000)    $(525,000)   $ (674,000)

Pro forma loss per common share                                    $     (.15)

Weighted average number of shares                                   4,517,111



     Notes to Unaudited Pro Forma Combined Financial Statements

The following adjustments are related to the business combination between International Nursing Services, Inc. (INS) and Professional Healthcare Providers, Inc. (PHP) and wholly owned subsidiary Colorado Therapists On-Call, Inc. (CTOC) d/b/a TherAmerica, Inc..

1. To record the acquisition of TherAmerica, Inc. accounts receivable, property and equipment, lease deposits, non-compete agreement and goodwill for $2,175,000. To finance the acquisition, INS issued 167.15 preferred stock units, each unit consisting of one
  share   of   convertible   preferred  stock,  $10,000   par   value,   and   a
  warrant to purchase $10,000 shares of common stock at $1.00 per share, which raised net proceeds of $1,572,000. The Company also issued  a  note  payable  bearing interest at 12  1/2%  to  fund  the  remainder of the purchase price. In conjunction with the acquisition, INS assumed $175,000 of current liabilities from TherAmerica, Inc.. The purchase price has been allocated as follows:

                          Asset Category               Valuation

                          Accounts receivable          $  44,000
                          Property and equipment         104,000
                          Lease deposits                  12,000
                          Non-compete agreement           50,000
                          Goodwill                     1,965,000

                                                      $2,175,000

2.     To   reflect  amortization  of  the  $2,015,000  of   acquired
       intangibles over 15 years.

3. To eliminate assets and liabilities that will not be assumed by INS.

4.     To record interest expense on acquisition debt.

5. To eliminate expenses that will not be incurred after the combination.

                  Expense                                     Amount
                  Amortization of PHP and CTOC goodwill       $  79,000
                  Officer salaries*                             100,000
                  Overhead allocation from parent               151,000
                  Management fee from parent                     63,000

                                                              $ 393,000

* After the business combination was completed, an officer of the Company was terminated.

6. No pro forma income tax effect is recognized as INS has approximately $4,900,000 of net operating loss carryforwards.

7. To eliminate the interest expense associated with long-term debt not assumed by INS in the purchase.

8. To eliminate interest income on cash balances not acquired by INS.